Exhibit 99.2

 Forward Looking Statements  This presentation contains “forward-looking statements” concerning the Corporation’s future economic, operational and financial performance. The words or phrases “expect,” “anticipate,” “intend,” “should,” “would,” “will,” “plans,” “forecast,” “believe” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created by such sections. The Corporation cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date hereof, and advises readers that any such forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, estimates and assumptions by us that are difficult to predict. Various factors, some of which are beyond our control, including, but not limited to, the uncertainties more fully discussed in Part I, Item 1A, “Risk Factors” of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022, Part II Item 1A, “Risk Factors” of the Corporation’s Quarterly Report on Form 10Q for the quarterly period ended September 30, 2023, and the following, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements: the effect of the current interest rate environment or changes in interest rates and inflation levels, including a decrease in demand for new loan originations and refinancings, increased competition for borrowers, attrition in deposits, a reduction in the fair value of the Corporation’s debt securities portfolio, and an increase in non-interest expenses; volatility in the financial services industry, which could result in, among other things, bank deposit runoffs and liquidity constraints; uncertainty as to the ability of FirstBank to retain its core deposits and generate sufficient cash flow through its wholesale funding sources; adverse changes in general economic conditions in Puerto Rico, the U.S., and the U.S. and British Virgin Islands, including in the interest rate environment, unemployment rates, market liquidity, housing absorption rates, real estate markets and U.S. capital markets; general competitive factors, as well as the implementation of strategic growth opportunities and ability to continue to invest in capital projects; uncertainty as to the implementation of the debt restructuring plan of Puerto Rico and the Fiscal Plan for Puerto Rico as certified on April 3,2023 by the Financial Oversight and Management Board for Puerto Rico, or any revisions to it, on our clients and loan portfolios, and any potential impact from future economic or political developments and tax regulations in Puerto Rico; the impact of government financial assistance for hurricane recovery and other disaster relief on economic activity in Puerto Rico; the timing of sales of properties from our other real estate owned (“OREO”) portfolio; any adverse change in the Corporation’s ability to attract and retain clients and gain acceptance from current and prospective customers for new products and services, including those related to the offering of digital banking and financial services; the impacts of applicable legislative, tax or regulatory changes on the Corporation’s financial condition or performance; and the effect of continued changes in the fiscal and monetary policies and regulations of the U.S. federal government and the Puerto Rico and other governments. The Corporation does not undertake, and specifically disclaims any obligation to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by the federal securities laws.  Non-GAAP Financial Measures  In addition to the Corporation’s financial information presented in accordance with GAAP, management uses certain “non-GAAP” financial measures” within the meaning of Regulation G promulgated by the SEC, to clarify and enhance understanding of past performance and prospects for the future. Please refer to pages 17-19 for a reconciliation of GAAP to non-GAAP measures and calculations.  -2-

 Agenda  4Q 2023 Quarter Highlights  Aurelio Alemán, President and Chief Executive Officer  4Q 2023 Results of Operations  Orlando Berges, Executive Vice President and Chief Financial Officer  Questions and Answers  -3-

 Fourth Quarter 2023  Performance Highlights  Balance Sheet  Total loans grew by 1.9% linked-quarter to $12.2 billion; registered growth across all business segments  Total loan originations, other than credit card utilization activity, of $1.3 billion; up $116.5 million vs. 3Q 2023  Core deposits, other than brokered and government deposits, decreased by $261.9 million, or 2.0% to $12.6 billion  Non-performing assets ("NPA”) decreased to $125.9 million, $4.3 million below 3Q 2023; NPAs decreased to 0.67% of total assets  Allowance for credit losses (“ACL”) of loans and leases to total loans decreased slightly to 2.15% as of 4Q 2023  Asset Quality  Total available liquidity sources of approximately $5.2 billion or 1.2x of uninsured deposits as of 4Q 2023  Repurchased approximately $75 million in common shares and paid $23.8 million during 4Q 2023  On a non-GAAP basis, tangible book value per share increased 19.3% to $8.54; tangible common equity ratio increased to 7.7%   Strong capital position with a Common Equity Tier-1 ratio of 16.1% in 4Q 2023  Liquidity and Capital  Profitability  Net income of $79.5 million ($0.46 per diluted share), compared to $82.0 million ($0.46 per diluted share) in 3Q 2023  Solid return on average assets (“ROAA”) of 1.70%, compared to 1.72% in 3Q 2023  On a non-GAAP basis, adjusted pre-tax, pre-provision income of $110.0 million, compared to $113.4 million in 3Q 2023  Adjusted efficiency ratio of 52.2% as of 4Q 2023, excluding impact of one-time FDIC deposit special assessment expense of $6.3 million   -4-

FULL YEAR 2023 - Successfully Adapting to Market Cycles while Achieving Profitable Growth

1 First BanCorp

2023 KEY HIGHLIGHTS

1. ROAA: 1.62% Adj. ROACE(1): 14.1%
2. CET1 Ratio: 16.1% ACL Coverage: 2.15%
3. ~100% dividend and buyback payout ratio
4. 2023 top performing bank stock in KRX(2)

BUSINESS HIGHLIGHTS

- Earned $302.9 million in net income ($1.71 per diluted share) and non-GAAP adjusted pre-tax, pre-provision income of $459.5 million
- Grew loan portfolio by $627.7 million, or 5.4%, on the back of an improving economy in primary market; focused on commercial and auto loan growth, stabilization in residential mortgages, and measured growth in unsecured consumer lending
- Total deposits, other than brokered, were down 1.7% during the year in line with industry trends; strong non-interest-bearing ratio (ex. brokered) of 34%
- Third consecutive year delivering close to 100% of earnings to shareholders in the form of share buybacks and cash dividends

FRANCHISE HIGHLIGHTS

- Celebrated 75th anniversary since our founding and 30th as a NYSE-listed publicly-traded company
- Multiple improvements to digital capabilities, including the relaunch of our *Corporate Portal* and *Business Digital Lending* application; increased digital banking registered users by 14%
- Advanced process improvement initiatives aimed at supporting business goals and increase efficiency across the organization

2024 PRIORITIES

- Achieve operating leverage by growing market share in key segments while sustaining proven expense management discipline
- Leverage short duration of investment portfolio to redeploy low-yielding maturing securities into higher-yielding instruments
- Proactively manage expected correction in the credit cycle
- Maintain strong capital position and optimize capital deployment; focused on deploying capital via organic loan growth opportunities, providing an attractive buyback and dividend yield, and investing in franchise to deliver top-quartile peer financial results

(1) Non-GAAP financial measure. Please refer to the calculation and management's reason for using this measure on slide 19 titled "Fourth Quarter 2023 - Use of non-GAAP Financial Measures".
(2) KBW Nasdaq Regional Banking Index based on total stock return.

-5-

 RESULTS OF OPERATIONS

 Fourth Quarter 2023  Discussion of Results  4Q23 Adjusted Tangible Common Equity Ratio  4Q23 Adjusted Tangible Book Value per Share  2023 Adjusted ROACE  2023 TCE Ratio  AOCL Impact  Adj. TCE Ratio  2023 TBVPS  AOCL Impact  Adj. TBVPS  2023 ROACE  AOCL Impact  Adj. ROACE  (1) Non-GAAP financial measures. Please refer to the calculation and management’s reason for using these measures on slide 19 titled “Fourth Quarter 2023 - Use of non-GAAP Financial Measures”.  Income Statement and Selected Financial Data  Non-GAAP Reconciliation – Selected Data(1)  -7-

FOURTH QUARTER 2023

Profitability Dynamics

Net Interest Income ($MM)



$205.6
$200.9
$199.8
$199.7
$196.7
4.37%
4.34%
4.23%
4.15%
4.14%
4Q22
1Q23
2Q23
3Q23
4Q23
Net Interest Income ($)
Net Interest Margin (GAAP %)

Cumulative Deposit Betas by Deposit Type[1]



62%
22%
11%
61%
43%
12%
75%
52%
14%
78%
57%
14%
81%
63%
14%
4Q22
1Q23
2Q23
3Q23
4Q23
IB Public Funds (PR)
Time Deposits (Ex. Brokered)
IB Deposits (Ex. Brokered CDs, Public Funds and Time Deposits)

Key Highlights

- Net interest income registered a decrease of $3.0 million to $196.7 million during the quarter primarily reflecting the following variances:
  - A $5.4 million increase in interest expense on interest-bearing deposits
  - A $3.9 million decrease in interest income from cash balances and securities
  - Partially offset by a $6.1 million increase in interest income from total loans due to 1) higher average balances, 2) repricing on commercial variable rate loans, and 3) higher yielding new loans
- Net interest margin was relatively flat at 4.14%

Evolution of Loan Yields and Cost of Funds[2]



7.09%
7.37%
7.52%
7.67%
7.73%
6.44%
6.38%
6.29%
6.21%
6.13%
0.65%
0.99%
1.23%
1.46%
1.60%
4Q22
1Q23
2Q23
3Q23
4Q23
Loan Yields
Cost of Funds

[1] *Cumulative deposit betas on interest-bearing deposits (based on end of quarter figures since 2Q22)*
[2] *Cost of funds include cost of all interest-bearing deposits, non-interest-bearing deposits, and wholesale funding.*

-8-

 Fourth Quarter 2023  Profitability Dynamics  65  70  75  80  85  90  60  95  -5  115  100  120  125  0  130  105  110  $61.8  4Q22  -$1.1  -$1.1  1Q23  -$0.8  $59.4  2Q23  -$1.2  $61.3  3Q23  -$0.1  $71.1  $60.0  -$0.1  $64.8  4Q23 Adj.  $112.9  $115.3  $112.9  $116.6  $126.6  $120.3  4Q23  Credit Related  Payroll Related  Other Operating Expenses  Non-Interest Expenses ($MM)  Non-interest expenses of $126.6 million, up $10.0 million vs. 3Q 2023; expenses for the quarter included an FDIC special assessment expense of $6.3 million  On a non-GAAP basis, excluding the effect of this item, adjusted non-interest expenses increased by $3.7 million to $120.3 million primarily due to:  A $2.0 million increase in business promotion expenses and a $1.1 million decrease in the net gain on REO operations, partially offset by a $1.0 million decrease in payroll expenses  Efficiency ratio increased during the quarter to 55.0% from 50.7% in 3Q 2023; excluding FDIC special assessment expense, the non-GAAP adjusted efficiency ratio was 52.2%  Key Highlights  Non-Interest Income ($MM)  $2.6  4Q22  $2.8  1Q23  $2.9  2Q23  $2.8  3Q23  $2.1  4Q23  $29.6  $32.5  $36.3  $30.3  $33.6  Other  Mortgage Banking  Service Charges on Deposits  Key Highlights  Non-interest income of $33.6 million, compared to $30.3 million in 3Q 2023; the $3.3 million increase includes:  A $3.0 million gain recognized from the sale of a banking premise in the Florida region,  $0.4 million in debit card incentives collected, and   A $0.2 million increase in unrealized gains on marketable equity securities  These increases were partially offset by a $0.7 million decrease in revenues from mortgage banking activities  -9-

 Fourth Quarter 2023  Profitability Dynamics  Non-Performing Assets ($MM)  0.69%  4Q22  0.68%  1Q23  0.63%  2Q23  0.70%  3Q23  0.67%  4Q23  $129  $129  $121  $130  $126  Repossessed Assets and Other  Loans HFI  NPAs/Assets  $2  4Q22  $2  1Q23  $2  2Q23  $2  3Q23  $2  4Q23  $129  $129  $121  $130  $126  Repossessed Assets and Other  Consumer  Residential  Construction  Commercial  Decrease in NPAs during the quarter was primarily driven by a decrease in non-accrual loans that included $7.7 million in collections and loans returned to accrual status during the quarter and $1.5 million in charge-offs, partially offset by a $3.3 million increase in nonaccrual consumer loans, consisting mainly of auto loans and finance leases  Inflows to nonaccrual loans held for investment were $34.9 million in 4Q 2023, a decrease of $5.6 million when compared to inflows of $40.5 million in 3Q 2023, mainly reflecting increases in consumer portfolios while offset by a decrease in commercial loans  Loans in early delinquency (i.e., 30-89 days past due accruing loans) amounted to $150.8 million, an increase of $13.8 million vs. 3Q 2023, mostly related to an increase of $15.4 million in consumer loans partially offset by a $4.0 million decrease in commercial and construction loans  Total non-performing assets decreased by $4.3 million to $125.9 million as of 4Q 2023 or 0.67% of total assets  -10-

FOURTH QUARTER 2023

Profitability Dynamics

Evolution of ACL ($MM) and ACL on Loans to Total Loans (%)


$155.0
$0.0
$0.0
$155.0
1.72%
$248.0
$4.0
$8.0
$236.0
2.61%
$273.5
$4.3
$8.7
$260.5
2.25%
$277.8
$4.2
$8.1
$265.6
2.29%
$280.8
$4.9
$8.8
$267.1
2.28%
$271.1
$4.8
$2.7
$263.6
2.21%
$269.2
$4.6
$2.7
$261.8
2.15%
2019
Day-1 CECL
4Q 22
1Q23
2Q23
3Q23
4Q23
Off-BS Credit Exposure
Loans
Debt Securities
ACL on Loans/Loans

Capital Ratios (%)


19.2
16.5
16.5
10.7
6.8
19.0
16.3
16.3
10.6
7.1
19.2
16.6
16.6
10.7
7.0
18.8
16.4
16.4
10.6
6.7
18.6
16.1
16.1
10.8
7.7
4Q22
1Q23
2Q23
3Q23
4Q23
Total Risk-Based Capital
Tier-1 Common
Tangible Common
Tier-1 Capital
Leverage

Key Highlights

- The allowance for credit losses (ACL) on loans and leases was $261.8 million as of 4Q 2023, a decrease of $1.8 million when compared to 3Q 2023
- The ratio of the ACL for loans and finance leases to total loans held for investment was 2.15% as of 4Q 2023, compared to 2.21% as of 3Q 2023
- Overall decrease in ACL mostly reflected reduction in commercial ACL partially offset by a slight increase in consumer ACL vs. 3Q 2023
- Even though consumer loan charge-offs increased during the quarter from 1.79% to 2.26% in 4Q 2023, consumer ACL level increased to 3.64% vs. 3.61% in 3Q 2023

Key Highlights

- Total stockholders' equity increased by $194.5 million to $1.5 billion as of 4Q 2023 driven by the $212.0 million increase in the fair value of available-for-sale debt securities due to changes in market rates, recognized as part of accumulated other comprehensive loss, and earnings generated during the fourth quarter
  - Partially offset by $75 million in common stock repurchases and $24.0 million in cash dividends declared in the fourth quarter

-11-

 4Q23 Financial Results - Appendix

 Fourth Quarter 2023  Balance Sheet Metrics  Loan Portfolio - $MM  Loan Originations - $MM(1)  $12  $133  4Q22  $15  $144  1Q23  $14  $164  2Q23  $9  $203  3Q23  $7  $215  4Q23  Loans HFS  Commercial  Consumer  Construction  Residential  $11,565  $11,593  $11,734  $11,960  $12,193  $627.7(+5.4%)  $24  4Q22  $77  $36  1Q23  $47  2Q23  $46  3Q23  $26  4Q23  Consumer  Credit Cards  Residential  Construction  Commercial  $1,441  $1,193  $1,209  $1,298  $1,416  Loan Originations include refinancing and renewals, as well as credit card utilization activity  Uninsured deposits exclude public funds which are fully collateralized   Total Deposits (excluding Brokered CDs) - $MM  4Q22  1Q23  2Q23  3Q23  4Q23  Public Funds  CDs & IRAs  Commercial  Retail  $16,038  $15,799  $16,456  $16,125  $15,773  $265.0(-1.7%)  Composition of Deposit Portfolio vs. Available Liquidity - $MM(2)  $5,404(34%)  $10,369(66%)  4Q2023  NIB  IB  $15,773  $8,164(52%)  $4,437(28%)  $3,172(20%)  Insured  Uninsured  Public Funds  Uninsured Deposits  Available Liquidity  $5,218  Cash & Equivalents  Free Liquid Securities  FHLB Availability  Fed Line  -13-

Operating Environment and Franchise Highlights

1First BanCorp

Stable operating environment in our primary market

PR Economic Activity Index (EAI)[1]



YoY Change
119.8
-0.3%
109.9
-8.4%
117.0
-1.1%
118.9
-1.1%
121.5
+2.2%
122.6
+0.9%
129.6
+5.7%
1Q20
2Q20
3Q20
4Q20
4Q21
4Q22
4Q23

Disaster Relief Funds Disbursed Per Year[2]

Year-to-date as of November of each year *$ in millions*



FEMA
HUD (CDBG)
Other
$1,448
$3,191
$4,095
2021
2022
2023
$315
(8%)
$1,215
(30%)
$2,566
(63%)

- Economic Activity Index continues to show a recovery trend; November 2023 registered a year-over-year increase of 5.9%
- Record passenger activity at SJU airport; 2023 traffic reached 12.2 million; up 18% vs. 2022
- Stable labor market trends, December 2023 payroll employment up 2.4% vs. December 2022; unemployment rate at record lows (5.7%)
- Fiscal year 2023 retail sales up 4% when compared to fiscal year 2022 and fiscal year to date 2024 (July 23-October 23) up 3%
- 2023 auto sales up 4% (-1.5% ex. fleet) reaching 128K units; highest monthly sales reached in December 2023
- Over $4.1 billion in disaster relief funds have been disbursed during the first 11 months of 2023 (28% above the same period in 2022)
- Ongoing investment in infrastructure and development projects through P3 framework

Franchise Highlights

- Well-diversified and granular deposit franchise
- Strong earnings generation capacity and disciplined expense management culture with lowest efficiency ratio among peers
- Robust capital position allows us to return close to 100% of earnings to shareholders through buybacks and the payment of common stock dividends while strategically investing in the organization
- Reached over 443K registered users in Retail Digital Banking application, up 3.1% during the fourth quarter and 14.1% for the year
- Continue to capture over 42% of all deposit transactions through digital and self-service channels
- Enhanced digital sales capabilities in our recently launched corporate portal (1firstbank.com)
- Committed to our *Environmental, Social, and Governance* (ESG) principles by launching the *"Rescue our Coasts"* program to mitigate growing coastline erosion in the northern part of Puerto Rico

[1] Sources: Puerto Rico Economic Development Bank (EDB). 4Q23 index level = October / November 2023 average

[2] www.recovery.pr.gov and Recovery Support Function Leadership Group (RSFLG) - https://recovery.fema.gov/rsflg-monthly-data. Data as of November 2023.

-14-

Fourth Quarter  Puerto Rico Government Exposure  Government Loans  Key Highlights  Government Deposits  Key Highlights  As of 4Q 2023, the Corporation had $297.9 million of direct exposure to the Puerto Rico government, its municipalities and public corporations, compared to $294.9 million as of 3Q 2023  83% of direct government exposure is to municipalities in Puerto Rico, which are supported by assigned property tax revenues or by one or more specific sources of municipal revenues  As of 4Q 2023, the Corporation had $2.7 billion of public sector deposits in Puerto Rico, compared to $2.8 billion as of 3Q 2023  Approximately 20% were from municipalities and municipal agencies in Puerto Rico and 80% were from public corporations, the Puerto Rico central government and agencies, and U.S. federal government agencies in Puerto Rico  -15-

 Fourth Quarter  NPL Migration  -16-

 Fourth Quarter 2023  Use of Non-GAAP Financial Measures  Basis of Presentation:  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Tangible Common Equity Ratio and Tangible Book Value per Common Share   The tangible common equity ratio and tangible book value per common share are non-GAAP financial measures that management believes are generally used by the financial community to evaluate capital adequacy. Tangible common equity is total common equity less goodwill and other intangibles. Tangible assets are total assets less goodwill and other intangibles. Management and many stock analysts use the tangible common equity ratio and tangible book value per common share in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase method of accounting for mergers and acquisitions. Accordingly, the Corporation believes that disclosure of these financial measures may be useful to investors. Neither tangible common equity nor tangible assets, or the related measures, should be considered in isolation or as a substitute for stockholders’ equity, total assets, or any other measure calculated in accordance with GAAP. Moreover, the way the Corporation calculates its tangible common equity, tangible assets, and any other related measures may differ from that of other companies reporting measures with similar names.  -17-

 Fourth Quarter 2023  Use of Non-GAAP Financial Measures  Basis of Presentation:  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Adjusted Pre-Tax, Pre-Provision Income   Adjusted pre-tax, pre-provision income is a non-GAAP performance metric that management uses and believes that investors may find useful in analyzing underlying performance trends, particularly in times of economic stress, including as a result of natural catastrophes or health epidemies. Adjusted pre-tax, pre-provision income, as defined by management, represents income before income taxes adjusted to exclude the provision for credit losses expense, as well as certain items that management believes are not reflective of core operating performance.  -18-

 Fourth Quarter 2023  Use of Non-GAAP Financial Measures  Basis of Presentation:  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Adjusted Tangible Common Equity Ratio  Adjusted tangible common equity, which is total common equity less goodwill and other intangibles, after exclusion of net unrealized losses of available-for-sale debt securities recognized as part of accumulated other comprehensive loss, divided by adjusted tangible assets, which are total assets less goodwill and other intangible assets, after exclusion of the net unrealized losses of available-for-  sale debt securities.   Adjusted Tangible Book Value Per Share  Adjusted tangible common equity, which is total common equity less goodwill and other intangibles, after exclusion of net unrealized losses of available-for-sale debt securities recognized as part of accumulated other comprehensive loss, divided by common shares outstanding.  Adjusted Return on Average Common Equity Ratio   Net income divided by adjusted average common equity, which is average total common equity, after exclusion of average net unrealized losses of available-for-sale debt securities recognized as part of accumulated other comprehensive loss.  -19-